2020 and 4Q20 Financial Results January 20, 2021 ©2021 DISCOVER FINANCIAL SERVICES Exhibit 99.3

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, "Risk Factors" and "Management’s Discussion & Analysis of Financial Condition and Results of Operations" in the company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30 2020 which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

Full Year 2020 Highlights 3 • The challenges of 2020 highlighted the strength of our digital banking business model; our effective execution on several initiatives protected employees, supported customers and strengthened the Discover franchise • Strong credit performance aided by history of conservative credit management and actions taken early in the pandemic ◦ Tightened underwriting criteria on new accounts ◦ Pulled back on promotional rate offers ◦ Proactive credit line management • Delivered $400MM in planned expense reductions ◦ Committed to disciplined expense management ◦ Continuing to invest in core capabilities to drive long-term growth and efficiency gains • Well-positioned for growth as U.S. economy moves into recovery • Remain committed to returning capital to shareholders; recent Board approval for new $1.1 billion share repurchase program • 2020 Net Income of $1.1Bn; diluted EPS of $3.60; 4Q20 Net Income of $799MM; diluted EPS of $2.59

DISCOVER | 4Q20 Summary Financial Results

Year-Over-Year Net Income & EPS ($MM, except EPS)


$708
$(47)
$(73)
$305
$(94)
$—
$799

	4Q19 Net Income	Net Interest Income	Non-Interest Income	Provision for Credit Losses	Operating Expense	Income Tax/ Capital Action	4Q20 Net Income
4Q20		$ 2,377	$ 447	$ 531	$ 1,278	$ 216	
4Q19		$ 2,424	$ 520	$ 836	$ 1,184	$ 216	
B/(W)		$ (47)	$ (73)	$ 305	$ (94)	$ —	
EPS	$ 2.25	$ (0.12)	$ (0.18)	$ 0.75	$ (0.23)	$ 0.12	$ 2.59

Key Points

- Revenue net of interest expense was $2.8Bn, down 4%, driven by lower net interest income and lower net discount and interchange revenue
- Net interest margin was 10.63%, up 34 bps as lower funding costs were partially offset by lower loan yields driven by prime rate decreases
- Provision for credit losses decreased by $305MM driven by lower net charge-offs; there was no change in reserves in 4Q20
- Expenses were up 8% reflecting one-time items; excluding these items, expenses were down 4% as reductions in marketing and professional fees were partially offset by higher compensation [1]

Note(s)

1. Operating expense adjusted for one-time items is a non-GAAP measure. Management believes providing expenses excluding one-time items helps investors understand the impact of activities that are not expected to continue and provides investors with a useful metric to evaluate the company's operating performance; see appendix for a reconciliation

4

(6)% (7)% +7% (7)% YOY YOY YOY YOY 4Q20 Loan Growth ($Bn) Total 5 • Card receivables down 7% YOY driven by increased payment rates and lower BT/ promo activity; up 3% QOQ driven by seasonal activity • Organic student loans up 7% YOY reflecting market share gain through 2020 peak season • Personal loans decreased 7% YOY reflecting increased payments and actions taken to mitigate credit risk Key Points $95.9 $93.0 $88.9 $88.7 $90.4 4Q19 1Q20 2Q20 3Q20 4Q20 $77.2 $73.8 $70.2 $69.7 $71.5 4Q19 1Q20 2Q20 3Q20 4Q20 $8.4 $8.8 $8.6 $9.0 $9.0 4Q19 1Q20 2Q20 3Q20 4Q20 $7.7 $7.7 $7.3 $7.2 $7.2 4Q19 1Q20 2Q20 3Q20 4Q20 Organic Student Card Personal

DISCOVER | 4Q20 Net Interest Margin


NIM on Loans
10.46%
10.47%
10.43%
10.29%
10.21%
9.81%
10.19%
10.63%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

(%)	4Q20	3Q20	4Q19	Change QOQ	Change YOY
Total Interest Yield on Loans	11.96 %	11.78 %	12.52 %	18bps	-56bps
NIM on Loans	10.63 %	10.19 %	10.29 %	44bps	34bps
NIM on Interest-Earning Assets	7.93 %	7.70 %	8.66 %	23bps	-73bps

Interest-Earning Assets ($Bn)	4Q20 Avg Bal	4Q20 Yield	3Q20 Avg Bal	3Q20 Yield	4Q19 Avg Bal	4Q19 Yield
Total Loans	$89.0	11.96 %	$88.4	11.78 %	$93.4	12.52 %
Other Interest-Earning Assets	30.3	1.13 %	28.6	0.88 %	17.7	2.05 %
Total Interest-Earning Assets	$119.3	9.20 %	$117.0	9.11 %	$111.1	10.86 %

Interest-Bearing Liabilities ($Bn)	4Q20 Avg Bal	4Q20 Rate	3Q20 Avg Bal	3Q20 Rate	4Q19 Avg Bal	4Q19 Rate
Direct to Consumer Deposits [1]	$62.5	0.94 %	$61.6	1.25 %	$53.0	2.03 %
Brokered Deposits and Other	13.7	2.38 %	15.3	2.47 %	17.9	2.72 %
Interest Bearing-Deposits	76.2	1.20 %	76.8	1.49 %	70.9	2.20 %
Borrowings	25.1	2.42 %	22.9	2.23 %	25.1	3.50 %
Total Interest-Bearing Liabilities	$101.3	1.50 %	$99.7	1.66 %	$96.0	2.54 %

Note(s)
1. Includes Affinity relationships

Key Points

- NIM on loans was 10.63%, up 44bps QOQ driven by favorable deposit pricing
- Total loan yield of 11.96% down 56bps YOY reflecting the impact of prime rate decreases partially offset by favorable portfolio mix and lower interest charge-offs; up 18bps QOQ driven by favorable portfolio mix and lower interest charge-offs
- Average consumer deposits of $62.5Bn grew 18% YOY and were up 1.0Bn QOQ; consumer deposits composed 62% of total funding
- Rate on average interest-bearing liabilities of 1.50%, down 104bps YOY and 16bps QOQ, driven by lower deposit pricing

6

7 46% 47% 55% 62% 22% 23% 19% 13% 3%20% 18% 14% 12% 12% 12% 12% 10% DTC and Affinity Deposits Brokered & Other Deposits Short-term Borrowings Securitized Borrowing Unsecured Borrowing 4Q17 4Q18 4Q19 4Q20 Funding Mix Maturity profile provides opportunity to continue optimizing funding costs Maturities Maturities ($Bn) FY20 FY21 FY22 Brokered & Other Deposits $ 19.0 $ 17.9 $ 4.5 Securitized Borrowing $ 3.0 $ 3.4 $ 4.4 Unsecured Borrowings $ 1.8 $ 0.8 $ 0.8 Total $ 23.8 $ 22.0 $ 9.7 Average Maturity Rate (%) (1) FY20 FY21 FY22 Brokered & Other Deposits 2.34% 1.81% 2.21 % Securitized Borrowing 0.63% 0.47% 0.70 % Unsecured Borrowings 4.21% 1.93% 4.35 % Total 2.26% 1.61% 1.72 % Funding Mix (%), Average Balance Note(s) 1. Effective cost net of hedge impact

4Q20 Operating Expense



Year-Over-Year Expense ($MM)
$1,184
$57
$(75)
$85
$(22)
$49
$1,278
4Q19 Expense
Employee Comp
Marketing
Info Process
Prof Fees
All Other
4Q20 Expense

($MM)	4Q20	4Q19	Inc / (Dec) $	Inc / (Dec) %
Employee Compensation and Benefits	$504	$447	$57	13%
Marketing and Business Development	159	234	(75)	(32%)
Information Processing & Communications	198	113	85	75%
Professional Fees	192	214	(22)	(10%)
Premises and Equipment	30	27	3	11%
Other Expense	195	149	46	31%
Total Operating Expense	$1,278	$1,184	$94	8%
Total Operating Expense ex one-time items(1)	$1,141	$1,184	($43)	(4%)
Operating Efficiency(2)	**45.2 %**	**40.2 %**		**500 bps**

Key Points

One-time items in the quarter included:

($MM)		
Information Processing	$77	Software write-offs
Compensation & Benefits	$26	Voluntary early retirement program
Other Expense	$27	Penalties and restitution
Premise & Equipment	$7	Accelerated lease depreciation

Excluding one-time items, expenses were down 4% and included:

- Increased employee compensation reflecting higher average salaries and increased headcount
- Lower marketing expense as we aligned costs with the economic environment; reductions primarily in brand and acquisition marketing
- Decreased professional fees primarily driven by lower collection fees

Note(s)

1. Operating expense adjusted for one-time items is a non-GAAP measure. Management believes providing expenses excluding one-time items helps investors understand the impact of activities that are not expected to continue and provides investors with a useful metric to evaluate the company's operating performance; see appendix for a reconciliation
2. Defined as reported total operating expense divided by revenue net of interest expense

8

• Credit card net charge-off rate decreased 78 bps YOY while 30-Day delinquency decreased 55bps YOY reflecting strong credit performance • Student loan credit performance remains stable • Personal loan net charge-offs improved 147bps YOY reflecting underwriting enhancements and consumer liquidity 4Q20 Key Credit Metrics 9 Key PointsChange 4Q19 3Q20 4Q20 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $77,181 $69,656 $71,472 2.6% (7.4)% Net Principal Charge-off Rate 3.41% 3.45% 2.63% (82) bps (78) bps 30-Day Delinquency Rate 2.62% 1.91% 2.07% 16 bps (55) bps Private Student Loans Ending Loan Balance ($MM) $9,653 $10,016 $9,954 (0.6)% 3.1% Net Principal Charge-off Rate 1.02% 0.58% 0.71% 13 bps (31) bps 30-Day Delinquency Rate (1) 1.72% 1.41% 1.32% (9) bps (40) bps Personal Loans Ending Loan Balance ($MM) $7,687 $7,211 $7,177 (0.5)% (6.6)% Net Principal Charge-off Rate 4.26% 2.69% 2.79% 10 bps (147) bps 30-Day Delinquency Rate 1.37% 1.10% 1.08% (2) bps (29) bps Total Loans Ending Loan Balance ($MM) $95,894 $88,660 $90,449 2.0% (5.7)% Net Principal Charge-off Rate 3.19% 3.00% 2.38% (62) bps (81) bps 30-Day Delinquency Rate (1) 2.40% 1.76% 1.88% 12 bps (52) bps Note(s) 1. 30-Day Delinquency Rate excludes purchased loans

Allowance for Credit Losses 10 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at January 1, 2020 4,550 653 613 28 5,844 Reserve rate 5.90% 6.76% 7.97 % N/A 6.09 % Balance at March 31, 2020 5,306 765 807 35 6,913 Reserve rate 7.19% 7.68% 10.55 % N/A 7.44 % Balance at June 30, 2020 6,491 799 857 37 8,184 Reserve rate 9.25% 8.21% 11.71 % N/A 9.2 % Balance at September 30, 2020 $6,491 $840 $857 $38 $8,226 Reserve rate 9.32% 8.38% 11.89 % N/A 9.28 % Provision for credit losses 463 18 50 — 531 Net Charge-offs (463) (18) (50) — (531) Balance at December 31, 2020 $6,491 $840 $857 $38 $8,226 Reserve rate 9.08% 8.43% 11.94 % N/A 9.09%

11.1 11.5 11.4 11.4 11.2 11.3 11.7 12.2 13.1 93 88 82 79 77 99 165 123 76 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Note(s) 1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders Common Equity Tier 1 (CET1) Capital Ratio(1) (%) Payout Ratio(2) (%) 11 Capital Trends

2021 Perspective 12 Loan Growth • Modestly positive, subject to payment rate trends and economic conditions Net Interest Margin • Decline in funding costs provides tailwind Operating Expense • Focus on disciplined expense management • Investments in marketing, technology capabilities, and automation Net Charge-offs • Losses expected to increase in 2H21 • Likely to remain elevated into 2022 Capital Management • Priorities for capital return remain unchanged • Approved up to $1.1Bn in share repurchases

Appendix

Note(s) 1. Rewards cost divided by Discover card sales volume • Net interest income decreased 2% primarily due to lower average receivables • Net discount and interchange revenue down 14% driven by higher rewards cost • Rewards rate was 6bps higher YOY primarily driven by increased sales in 5% categories, particularly due to growth in online spending 4Q20 Revenue 14 Key Points Inc / (Dec) ($MM) 4Q20 4Q19 $ % Net Interest Income 2,377 2,424 (47) (2%) Net Discount/Interchange Revenue 242 281 (39) (14%) Protection Products Revenue 45 48 (3) (6%) Loan Fee Income 110 123 (13) (11%) Transaction Processing Revenue 52 51 1 2% Other Income (2) 17 (19) (112%) Total Non-Interest Income 447 520 (73) (14%) Revenue Net of Interest Expense $2,824 $2,944 $(120) (4%) Change 4Q20 4Q19 QOQ YOY Discover Card Sales Volume ($MM) $40,957 $39,188 10% 5 % Rewards Rate (1) 1.38% 1.32% —bps 6bps NIM on Loans 10.63% 10.29% 44bps 34bps

YOY YOY YOY YOY 4Q20 Payments Volume ($Bn) Discover Network • Discover Network volume was up 5% reflecting the increase in Discover card sales volume • PULSE volume up 10% YOY driven by higher average spend per transaction, increased spend at grocery and home improvement and higher ATM volume • Diners Club volume down 28% from the prior year reflecting the impact of the global pandemic on T&E spending • Network Partners higher 23% driven by higher AribaPay volume Key Points $40.6 $35.2 $32.3 $38.7 $42.5 4Q19 1Q20 2Q20 3Q20 4Q20 $50.0 $49.2 $52.9 $55.0 $55.1 4Q19 1Q20 2Q20 3Q20 4Q20 $8.8 $7.7 $4.3 $5.8 $6.3 4Q19 1Q20 2Q20 3Q20 4Q20 $7.1 $7.0 $7.3 $8.9 $8.7 4Q19 1Q20 2Q20 3Q20 4Q20 Diners (1) PULSE Network Partners +5% +10% (28)% +23% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 6% YOY 15

• 4Q20 sales volume up 5% YOY with trends improving across all categories • Sales mix shifted to a higher concentration from retail and grocery which are now over half of total sales • Significant YOY increase in online sales volume • Travel, restaurants, and gas have improved significantly; headwinds remain due to the pandemic keyrends in Key Points Sales Volume 16 Week Ending Gas Groceries Retail Restaurants Services Travel Total Sales Volume Mar Apr May Jun Jul Aug Oct Nov Dec Jan -100% -50% 0% 50% 100% Weekly Sales Volume Trend (%) FY19 Sales Mix FY20 Sales Mix 1Q20 2Q20 3Q20 4Q20 Gas 6% 4% —% (48)% (23)% (20)% Grocery 9% 11% 14% 14% 13% 14% Retail 35% 40% 6% 7% 18% 20% Restaurants 8% 7% (2)% (43)% (18)% (10)% Services 19% 18% (1)% (25)% (4)% 1% Travel 8% 4% (20)% (85)% (59)% (53)% All Other 16% 16% 6% (6)% 4% 4% Total Sales Volume 100% 100% 3% (16)% (1)% 5% Category Definitions • Services includes entertainment, auto, education, medical, and other service providers • All Other includes discount stores, drug stores, wholesale clubs, telecommunication, utilities, insurance, financial services and government Year-Over-Year Sales Volume Trend (%)

# DISCOVER | Credit Performance Trends

## Total Company Loans



2.97
3.08
3.25
3.22
3.05
3.19
3.27
3.44
3.00
2.38
2.22
2.31
2.28
2.18
2.32
2.40
2.38
1.98
1.76
1.88
3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20
NCO rate (%)
30+ day DQ rate ex-purchased loans (%)

## Credit Card Loans



3.14
3.23
3.50
3.49
3.32
3.41
3.65
3.90
3.45
2.63
2.32
2.43
2.45
2.34
2.50
2.62
2.62
2.17
1.91
2.07
3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20
NCO rate (%)
30+ day DQ rate (%)

## Private Student Loans



2.13
2.00
1.76
1.67
1.78
1.72
1.64
1.49
1.41
1.32
0.96
0.86
0.66
0.61
0.59
1.02
0.68
0.62
0.58
0.71
3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20
NCO rate (%)
30+ day DQ rate ex-purchased loans (%)

## Personal Loans



4.09
4.49
4.53
4.33
3.99
4.26
3.59
3.43
2.69
2.79
1.57
1.60
1.51
1.49
1.49
1.37
1.31
1.07
1.10
1.08
3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20
NCO rate (%)
30+ day DQ rate (%)

17

Non-GAAP Reconciliation 18 ($MM) 4Q20 Total operating expense $ 1,278 One-time expenses related to software write-offs, penalties and restitution, voluntary early retirement program, accelerated lease depreciation $ (137) Operating expense ex one-time items $ 1,141